Exhibit 10.17

RPX CORPORATION

SERIES C PREFERRED

STOCK PURCHASE AGREEMENT

November 12, 2010

i

6.5	Telecopy Execution and Delivery	7
6.6	Titles and Subtitles	8
6.7	Notices	8
6.8	Finder’s Fee	8
6.9	Expenses	8
6.10	Amendments and Waivers	8
6.11	Severability	8
6.12	Corporate Securities Law	9
6.13	Aggregation of Stock	9
6.14	Entire Agreement	9
6.15	Delays or Omissions	9
6.16	Arbitration	9
6.17	Waiver of Conflicts	10

SCHEDULE A	Schedule of Investors

EXHIBIT A	Amended and Restated Certificate of Incorporation
EXHIBIT B	Waiver and Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement, the Amended and Restated Voting Agreement and the Amended and Restated First Refusal and Co-Sale Agreement

ii

RPX CORPORATION

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of the 12th day of November, 2010, by and among RPX Corporation, a Delaware corporation (the “Company”), and the investors listed on Schedule A hereto, each of which is herein referred to as an “Investor.”

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Stock.

1.1 Sale and Issuance of Series C Preferred Stock.

(a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the “Restated Certificate”).

(b) On or prior to the Closing, the Company shall have authorized (i) the sale and issuance to the Investors of up to 488,433 shares of its Series C Preferred Stock (the “Shares”) and (ii) the issuance of the shares of Common Stock to be issued upon conversion of the Shares (the “Conversion Shares”). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate.

(c) Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing, that number of Shares set forth opposite such Investor’s name on Schedule A hereto for $7.78 per share.

1.2 Closing. The purchase and sale of the Shares shall take place at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 1200 Seaport Boulevard, Redwood City, California, at 10:00 A.M. (local time), at such time or other place as the Company and Investors acquiring a majority of the Shares to be sold pursuant to this Agreement agree upon orally or in writing (which time and place are designated as the “Closing”). At the Closing, the Company shall deliver to each Investor a certificate representing the Shares that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer or any combination thereof.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that, as of the Closing:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and currently planned to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

2.2 Capitalization and Voting Rights. The authorized capital of the Company consists immediately prior to the Closing, of:

(a) Preferred Stock. 26,229,722 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), (i) 6,979,311 shares of Preferred Stock have been designated Series A Preferred Stock, all of which are issued and outstanding, (ii) 7,016,085 shares of Preferred Stock have been designated Series A-1 Preferred Stock, all of which are issued and outstanding, (iii) 11,745,893 shares of Preferred Stock have been designated Series B Preferred Stock, all of which are issued and outstanding and (iv) 488,433 shares of Preferred Stock have been designated Series C Preferred Stock, none of which are issued and outstanding. The rights, privileges and preferences of the Preferred Stock will be as stated in the Company’s Restated Certificate.

(b) Common Stock. 60,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), of which 11,372,434 shares are issued and outstanding.

(c) The outstanding shares of Common Stock and, subject in part to the truth and accuracy of representations and warranties made by purchasers of such shares, Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the “Act”) and any relevant state securities laws, or pursuant to valid exemptions therefrom.

(d) Except for (A) the conversion privileges of the Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock and the Shares that may be issued under this Agreement, (B) the rights provided in Section 2.4 of that certain Amended and Restated Investors’ Rights Agreement by and among the Company and certain of its stockholders, dated July 15, 2009 (the “Investors’ Rights Agreement”), (C) currently outstanding options to purchase 5,556,896 shares of Common Stock granted to employees and other service providers pursuant to the Company’s 2008 Stock Plan (the “Plan”) and (D) options to purchase shares of Common Stock committed to new service providers, which have not yet been approved by the Board of Directors, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the aforementioned options, the Company has reserved an additional 3,090,058 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Plan. Other than that certain Amended and Restated Voting Agreement by and among the Company and certain of its stockholders, dated July 15, 2009, the Company is not a party or subject to any agreement or understanding, and, to the Company’s knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

(e) All outstanding securities of the Company, including, without limitation, all outstanding shares of the capital stock of the Company, all shares of the capital stock of the Company issuable upon the conversion or exercise of all convertible or exercisable securities and all other securities that the Company is obligated to issue (i) are subject to a market stand-off restriction no less restrictive than the provision contained in Section 1.13 of the Investors’ Rights Agreement, (ii) provide for the right by the Company to repurchase unvested shares at no greater than cost and (iii) are not transferable (except for transfers to family members or for estate planning purposes) until such time as such stock option, restricted stock and similar equity grant is fully vested. The Company retains a right of first refusal on transfers of foregoing outstanding securities of the Company until the Company’s initial public offering.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Waiver and Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement, the Amended and Restated Voting Agreement and the Amended and Restated First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit B (the “Amendment”), the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares being sold hereunder and the Conversion Shares has been taken or will be taken prior to the Closing, and this Agreement and the Amendment constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4 Valid Issuance of Preferred and Common Stock. The Shares being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Amendment and under applicable state and federal securities laws. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Amendment and under applicable state and federal securities laws.

2.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (i) the filing of the Restated Certificate with the Secretary of State of Delaware; (ii) the filing pursuant to the Regulation D, promulgated by the Securities and Exchange Commission under the Act; or (iii) the filings required by applicable state “blue sky” securities laws, rules and regulations.

2.6 Offering. Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the Conversion Shares issuable upon conversion of the Shares are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

2.7 Use of Funds. The Company shall use the funds obtained in connection with the sale of the Shares for the repurchase and cancellation of 488,433 shares of Common Stock from certain stockholders of the Company at $7.78 per share (the “Repurchase”).

2.8 Redemption Requirements. The Company satisfies the financial requirements pertaining to the redemption of capital stock, under Delaware General Corporation Law and California Corporations Code, necessary to complete the Repurchase, or the failure to satisfy such financial requirements will not have a material adverse effect on the Company.

3. Representations and Warranties of the Investors. Each Investor, severally and not jointly, hereby represents and warrants that:

3.1 Authorization. Such Investor has full power and authority to enter into this Agreement and the Amendment, and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Shares to be received by such Investor and the Conversion Shares (collectively, the “Securities”) will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.3 Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

3.4 Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Shares.

3.5 Accredited Investor. Such Investor is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect.

3.6 Restricted Securities. Such Investor understands that the Securities will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b)(i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

(c) Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to an affiliated venture fund or a partner of such partnership, or to the estate of any such partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the prospective transferee agrees in all such instances in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

3.8 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

(a) “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY

NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

(b) Any legend required by applicable state “blue sky” securities laws, rules and regulations.

3.9 Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

4. Conditions of Investors’ Obligations at Closing. The obligations of each Investor under subsections 1.1(b) and (c) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto.

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

4.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

4.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

4.5 Restated Certificate. The Company shall have filed the Restated Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

4.6 Amendment. The Company, each Investor and Messrs. Amster, Barker and Zur shall each have entered into the Amendment in the form attached hereto as Exhibit B.

5. Conditions of the Company’s Obligations at the Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

5.1 Representations and Warranties. The representations and warranties of the Investors contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1.1(b) or 1.1(c), as applicable.

5.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

6. Miscellaneous.

6.1 Survival of Warranties. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company

6.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

6.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.5 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

6.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 6.7).

6.8 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.

The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.9 Expenses. Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

6.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Conversion Shares issued or issuable upon conversion of the Shares purchased hereunder. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

6.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.12 Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

6.13 Aggregation of Stock. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

6.14 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

6.15 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.16 Arbitration. The Company and the other parties hereto agree first to negotiate in good faith to resolve any disputes arising out of or relating to or affecting the subject matter of this Agreement. Any dispute arising out of or relating to or affecting the subject matter of this Agreement not resolved by negotiation shall be settled by binding arbitration in Santa Clara County, California before the Judicial Arbitration and Mediation Services, Inc. (“JAMS”) under the JAMS Rules of Practice and Procedure. The arbitrator shall be a former judge of a court of California. Discovery and other procedural matters shall be governed as though the proceeding were an arbitration. Any judgment upon the award may be confirmed and entered in any court having jurisdiction thereof. The arbitrator shall be required to, in all determinations, apply California law without regard to its conflicts of law provisions. Notwithstanding the foregoing, the arbitrator shall apply the substantive law of the state of incorporation of the Company, where applicable or where indicated by the terms of this Agreement. The arbitrator is afforded the jurisdiction to order any provisional remedies, including, without limitation, injunctive relief. The arbitrator may award the prevailing party the costs of arbitration, including reasonable attorneys’ fees and expenses. The arbitrator’s award shall be in writing and shall state the reasons for the award. The Company and the other parties hereto stipulate that a JAMS employee may be appointed as a judge pro tempore of the Superior Court of Santa Clara County if required to carry out the terms of this provision. Arbitration shall be the sole and exclusive means to resolve any dispute.

6.17 Waiver of Conflicts. Each party to this Agreement acknowledges that Gunderson Dettmer, counsel for the Company, has in the past and may continue to perform legal services for certain of the Investors in matters unrelated to the transactions described in this Agreement, including the representation of such Investors in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (1) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; (2) acknowledges that Gunderson Dettmer represented the Company in the transaction contemplated by this Agreement and has not represented any individual Investor or any individual stockholder or employee of the Company in connection with such transaction; and (3) gives its informed written consent to Gunderson Dettmer’s representation of certain of the Investors in such unrelated matters and to Gunderson Dettmer’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

RPX CORPORATION

	By:	/s/ John Amster
	Name:	John A. Amster
	Title:	Chief Executive Officer

Address:	One Market Plaza Steuart Tower Suite 700
San Francisco, CA 94105

SIGNATURE PAGE TO SERIES C PREFERRED STOCK

PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

INVESTORS:

INDEX VENTURES GROWTH I (JERSEY), L.P

By: its Managing General Partner:
Index Venture Growth Associates I Limited

	By:	/s/ Ian Henderson
Ian Henderson and/or Nigel Greenwood Director Director

INDEX VENTURES GROWTH I PARALLEL ENTREPRENEUR FUND (JERSEY), L.P

By: its Managing General Partner:
Index Venture Growth Associates I Limited

	By:	/s/ Ian Henderson
Ian Henderson and/or Nigel Greenwood Director Director

Address:		Index Venture Growth Associates I Limited
No 1 Seaton Place
St Helier
Jersey JE4 8YJ
Channel Islands
Attention: Nicky Barthorp

SIGNATURE PAGE TO SERIES C PREFERRED STOCK

PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

INVESTORS:

INDEX VENTURES IV (JERSEY), L.P

By: its Managing General Partner:
Index Venture Associates IV Limited

	By:	/s/ Tamara Williams
Tamara Williams
Alternate Director

INDEX VENTURES IV PARALLEL ENTREPRENEUR FUND (JERSEY), L.P

By: its Managing General Partner:
Index Venture Associates IV Limited

	By:	/s/ Tamara Williams
Tamara Williams
Alternate Director

Address:		Index Venture Associates IV Limited
Whiteley Chambers
Don Street
St Helier
Jersey JE4 9WG
Channel Islands
Attention: Giles Johnstone-Scott

SIGNATURE PAGE TO SERIES C PREFERRED STOCK

PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

INVESTORS:

YUCCA PARTNERS LP JERSEY BRANCH

By: Ogier Employee Benefit Services Limited as Authorised Signatory of Yucca Partners LP Jersey Branch in its capacity as administrator of the Index Co-Investment Scheme,

	By:	/s/ Peter Le Breton
Authorized Signatory

Address:		Ogier Employee Benefit Services Limited
Whiteley Chambers
Don Street
St Helier
Jersey JE4 9WG
Channel Islands
Facsimile +44 (0) 1534 504444
Attention: Peter Le Breton

With copies to:
Index Venture Management S.A.
2 rue de Jargonnant
1207 Geneva
Switzerland
Fax: +41 22 737 0099
Attention: André Dubois

SIGNATURE PAGE TO SERIES C PREFERRED STOCK

PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

INVESTORS:

CHARLES RIVER PARTNERSHIP XIII, LP
By: Charles River XIII GP, LP
Its General Partner

	By:	Charles River XIII GP, LLC
Its General Partner

	By:	/s/ Izhar Armony
Izhar Armony
Authorized Manager

CHARLES RIVER FRIENDS XIII-A, LP
By: Charles River XIII GP, LLC
Its General Partner

	By:	/s/ Izhar Armony
Izhar Armony
Authorized Manager

Address:	1000 Winter Street, Suite 3300
Waltham, MA 02451
with a copy to: Sarah Reed

SIGNATURE PAGE TO SERIES C PREFERRED STOCK

PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

INVESTOR:

KPCB HOLDINGS, INC., AS NOMINEE

	By:	/s/ Eric J. Keller
Name: Eric J. Keller
Its: President

Address:	2750 Sand Hill Road
Menlo Park, CA 94025

SIGNATURE PAGE TO SERIES C PREFERRED STOCK

PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

INVESTOR:

SLF PARTNERS ‘10, LLC

	By:	/s/ Steven L. Fingerhood
	Name:	Steven L. Fingerhood
	Title:	Manager

Address:	One Ferry Building, Suite 255 San Francisco, CA 94111 Attention: Steven L. Fingerhood

SIGNATURE PAGE TO SERIES C PREFERRED STOCK

PURCHASE AGREEMENT

Schedule A

Schedule of Investors

Closing Date: November 12, 2010

Name and Address	Number of Shares of Series C Purchased	Total Purchase Price of Shares
Index Ventures IV (Jersey), L.P. [Address]	32,995	$256,701.10
Index Ventures IV Parallel Entrepreneur Fund (Jersey), L.P. [Address]	3,132	$24,366.96
Yucca Partners LP Jersey Branch [Address]	656	$5,103.68
Index Ventures Growth I (Jersey), L.P. [Address]	70,029	$544,825.62
Index Ventures Growth I Parallel Entrepreneur Fund (Jersey), L.P. [Address]	2,443	$19,006.54
Charles River Partnership XIII, LP [Address]	106,272	$826,796.16
Charles River Friends XIII-A, LP [Address]	2,983	$23,207.74
KPCB Holdings, Inc. [Address]	109,255	$850,003.90
SLF Partners ‘10, LLC [Address]	160,668	$1,249,997.04
TOTAL	488,433	$3,800,008.74

EXHIBIT A

Amended and Restated Certificate of Incorporation

EXHIBIT B

Waiver and Amendment No. 1 to

the Amended and Restated Investors’ Rights Agreement,

the Amended and Restated Voting Agreement and

the Amended and Restated First Refusal and Co-Sale Agreement